NU SKIN ENTERPRISES, INC.

SERIES F SENIOR NOTE

No. F-1
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT: 1,300,698,000 Japanese Yen
ORIGINAL ISSUE DATE: September 28, 2007
INTEREST RATE: 2.59%
INTEREST PAYMENT DATES: March 28 and September 28
FINAL MATURITY DATE: September 28, 2017
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: 185,814,000 Japanese Yen on September 28 of 2011, 2012, 2013, 2014, 2015 and 2016

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of ONE BILLION THREE HUNDRED MILLION SIX HUNDRED NINETY-EIGHT THOUSAND JAPANESE YEN, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 365-day year and actual days elapsed) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at JPMorgan Chase Bank in Tokyo, Japan or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of Japan.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such state.

NU SKIN ENTERPRISES, INC.

By:    /s/ Ritch N. Wood
Name:    Ritch N. Wood
Title: Chief Financial Officer

NU SKIN ENTERPRISES, INC.

SERIES F SENIOR NOTE

No. F-2
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT: 967,302,000 Japanese Yen
ORIGINAL ISSUE DATE: September 28, 2007
INTEREST RATE: 2.59%
INTEREST PAYMENT DATES: March 28 and September 28
FINAL MATURITY DATE: September 28, 2017
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: 138,186,000 Japanese Yen on September 28 of 2011, 2012, 2013, 2014, 2015 and 2016

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY, or registered assigns, the principal sum of NINE HUNDRED SIXTY-SEVEN MILLION THREE HUNDRED TWO THOUSAND JAPANESE YEN, payable on the Principal Prepayment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 365-day year and actual days elapsed) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at JPMorgan Chase Bank in Tokyo, Japan or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of Japan.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such state (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such state.

NU SKIN ENTERPRISES, INC.

By:    /s/ Ritch N. Wood
Name:    Ritch N. Wood
Title: Chief Financial Officer